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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                          June 22, 2006 (June 22, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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       DELAWARE                      0-23317                    06-1411336
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.      REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02.      Termination of a Material Definitive Agreement

The Employment Agreement between Dennis Rossi, Senior Vice President and General Manager, Genomics Division and Gene Logic Inc. (the "Company"), dated November 4, 2004, has been terminated as a result of the resignation of Mr. Rossi for personal reasons and to pursue other career opportunities. The termination will be effective as of July 14, 2006 or earlier at the option of the Company.



SECTION 8.      OTHER EVENTS

Item 8.01.      Other Events

On June 22, 2006, Gene Logic Inc. issued a press release announcing it will realize lower-than-expected revenue for its Genomics Division and has withdrawn financial guidance for 2006 and 2007. The Company also stated it is conducting a thorough review of its Genomics Division strategy and expects to communicate the results of such review within 90 days.

A copy of the Company's press release is attached hereto as Exhibit 99.1.



SECTION 9.      FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number    Description
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      99.1        Press Release issued by Gene Logic Inc. dated June 22, 2006.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Gene Logic Inc.


                                                   By:  /s/ Philip L. Rohrer Jr.
                                                        ------------------------
                                                        Philip L. Rohrer, Jr.
                                                        Chief Financial Officer


Dated: June 22, 2006







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                                  EXHIBIT INDEX



Exhibit Number    Description
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      99.1        Press Release issued by Gene Logic Inc. dated June 22, 2006.














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